Trade Receivables, Net (Details 1) (USD $)	Jun. 30, 2014	Jun. 30, 2013
Trade Receivables, Net [Abstract]
1 - 30 Days Past Due	$ 695,116	$ 1,331,914
31 - 60 Days Past Due	59,212	724,023
Greater than 60 Days Past Due	890,205	1,224,162
Total Past Due	1,644,533	3,280,099
Current	23,929,166	22,341,992
Total Trade Receivables	25,573,699	25,622,091
Recorded Investment > 60 Days and accruing	$ 23,007	$ 53,069